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                           THE ALLEGIANCE VARIABLE ANNUITY

                 ALEXANDER HAMILTON VARIABLE ANNUITY SEPARATE ACCOUNT

                          SUPPLEMENT DATED DECEMBER 8, 1997
                         TO THE PROSPECTUS DATED MAY 1, 1997


On December 5, 1997, pursuant to an Order of the Securities and Exchange Commission, the following substitutions took place for existing Contracts: shares of the Money Market Portfolio of Chubb America Fund, Inc. ("CAF") were substituted for shares of the Federated Prime Money Fund II, shares of the CAF Balanced Portfolio were substituted for shares of the Balanced Fund of the Alexander Hamilton Variable Insurance Trust ("AHVIT"), shares of the CAF Growth and Income Portfolio were substituted for shares of the AHVIT Growth & Income Fund, shares of the CAF Capital Growth Portfolio were substituted for shares of the AHVIT Growth Fund, shares of the CAF Emerging Growth Portfolio were substituted for shares of the AHVIT Emerging Growth Fund, shares of the CAF World Growth Stock Portfolio were substituted for shares of the AHVIT International Equity Fund, shares of the Oppenheimer Bond Fund of the Oppenheimer Variable Account Funds were substituted for shares of the AHVIT Investment Grade Bond Fund, and shares of the Oppenheimer Bond Fund were substituted for shares of the AHVIT High Yield Bond Fund. Therefore, effective December 5, 1997, the Variable Subaccounts no longer invest in the Alexander Hamilton Variable Insurance Trust or the Federated Prime Money Fund II but invest instead in the Money Market Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Emerging Growth Portfolio, and World Growth Stock Portfolio of CAF and the Oppenheimer Bond Fund of the Oppenheimer Variable Account Funds.

The investment adviser for Chubb America Fund, Inc. is Chubb Investment Advisory Corporation. The investment adviser for the Oppenheimer Variable Account Funds is OppenheimerFunds, Inc.

The various portfolios of Chubb America Fund, Inc. and the Oppenheimer Bond Portfolio have the following investment objectives:

The CAF Money Market Portfolio, sub-advised by Massachusetts Financial Services Company, seeks to achieve as high a level of current income as is consistent with preservation of capital and liquidity.

The CAF Balanced Portfolio, sub-advised by J.P. Morgan Investment Management, Inc., seeks reasonable current income and long-term capital growth, consistent with conservation of capital, by investing primarily in common stocks.

The CAF Growth and Income Portfolio, sub-advised by Warburg Pincus Asset Management, Inc., seeks long-term growth of capital by investing primarily in a wide range of equity issues that may offer capital appreciation and, secondarily, seeks a reasonable level of current income.


                                   SEE REVERSE SIDE


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The CAF Capital Growth Portfolio, sub-advised by Janus Capital Corporation, seeks capital growth. Realization of income is not a significant investment consideration by the Sub-Investment Manager and any income realized will be incidental.

The CAF Emerging Growth Portfolio, sub-advised by Massachusetts Financial Services Company, seeks long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective of long-term growth.

The CAF World Growth Stock Portfolio, sub-advised by Templeton Global Advisors Limited, seeks long-term capital growth through a policy of investing primarily in stocks of companies organized in the U.S. or in any foreign nation. A portion of the Portfolio may also be invested in debt obligations of companies and governments of any nation. Any income realized will be incidental.

The Oppenheimer Bond Fund's primary objective is to earn a high level of current income by investing primarily in a diversified portfolio of high yield fixed-income securities. As a secondary objective the Bond Fund seeks capital growth when consistent with its primary objective.